UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM  8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT 06102 -5056
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Proposed Reverse Stock Split

On March 8, 2012, The Phoenix Companies, Inc. (the “Company”) Board of Directors (the “Board”) approved a reverse stock split of its common stock at a range of  1-for-2 up to 1-for-20, with the final ratio to be determined by the Board following shareholder approval granting the Board discretionary authority to effect such a reverse stock split. The reverse stock split would be effected, subject to shareholder approval, pursuant to an amendment to the Company's Amended and Restated Certificate of Incorporation. This amendment would also include a corresponding reduction in the number of authorized shares of common stock of the Company. The Company intends to seek shareholder approval of the amendment at its 2012 annual meeting of shareholders scheduled to be held on May 15, 2012.

The reverse stock split is intended to reduce administrative costs and improve the Company’s ability to interact with its shareholders by reducing the number of shareholders, improve the perception of the Company’s common stock as investment securities, and increase the per share trading price of the Company's common stock and make it more attractive to a broader range of institutional investors.

It is intended that no fractional shares will be issued in connection with the reverse stock split. Shares that would otherwise have resulted in fractional shares from the reverse stock split will be (i) paid in cash directly by the Company or (ii) the Company's transfer agent will aggregate them and sell in the open market with the proceeds being allocated pro-rata to the shareholders’ respective accounts who are entitled to receive cash in lieu of fractional shares.

If approved by shareholders, the proposal would authorize a reverse stock split in the range of 1-for-2 to 1-for-20. The decision whether to effect a reverse stock split, the timing of the same, and the actual reverse stock split ratio to effect within the specified range, would be at the discretion of the Board.   The Board would be authorized at its discretion to implement the reverse stock split at any time during the period beginning on the date of the Company’s 2012 annual meeting of shareholders and ending on the one-year anniversary of such date, at which time this discretionary authority would expire.

Although the Company plans to seek shareholder approval of the reverse stock split, there can be no assurances that it will be consummated or that it will achieve its intended effects. Also, the Company reserves the right, in its discretion, to abandon the reverse stock split at any time prior to filing an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State effecting the reverse stock split.

IMPORTANT INFORMATION

In connection with the reverse stock split, the Company will file a proxy statement and other materials with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed reverse stock split. Information regarding such individuals is included in the Company’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the proxy statement relating to the proposed reverse stock split when it becomes available. You may obtain the Company’s proxy statement, when it becomes available, any amendments or supplements to the proxy statement and other relevant documents free of charge at www.sec.gov. You may also obtain a free copy of the Company’s proxy statement, when it becomes available, any amendments and supplements to the proxy statement and other relevant documents by writing to the Company at One American Row, Hartford, CT 06102-5056, Attn: Investor Relations or at www.phoenixwm.com under the “Investor Relations” section.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future performance.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, that the Company may not receive shareholder approval for the reverse stock split, and even if shareholder approval is obtained, market and other conditions may not create the appropriate environment to effect a reverse stock split, some or all of the expected benefits of the reverse stock split may not be realized or maintained, and our market capitalization, the stock price and the liquidity of our common stock may be negatively impacted by the reverse stock split.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”.  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: March 14, 2012	By:	/s/ John T. Mulrain
Name: John T. Mulrain
Title: Executive Vice President, General Counsel and Secretary